PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
Prudential Jennison Growth Fund

A: PJFAX	B: PJFBX	C: PJFCX	R: PJGRX	Z: PJFZX
SUMMARY PROSPECTUS  |  November 29, 2016 (As reissued April 3, 2017)
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.pgiminvestments.com/docs. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@prudentialfundsemail.com. The Fund's Prospectus and SAI, both dated November 29, 2016, as supplemented and amended from time to time, and the Fund's most recent shareholder report, dated September 30, 2016, are all incorporated by reference into (legally made a part of) this Summary Prospectus.
INVESTMENT OBJECTIVE
The investment objective of the Fund is long-term growth of capital.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 20 of the Fund's Prospectus and in Rights of Accumulation on page 72 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1%	5%	1%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fee	None	None	None	None	None
Exchange fee	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z
Management fees	.57%	.57%	.57%	.57%	.57%
+ Distribution and service (12b-1) fees	.30%	1.00%	1.00%	.75%	None
+ Other expenses	.16%	.16%	.16%	.16%	.16%
= Total annual Fund operating expenses	1.03%	1.73%	1.73%	1.48%	.73%
– Fee waiver and/or expense reimbursement	None	None	None	(.25)%	None
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	1.03%	1.73%	1.73%	1.23%	.73%
(1) The distributor of the Fund has contractually agreed until January 31, 2018 to reduce its distribution and service (12b-1) fees applicable to Class R shares to .50% of the average daily net assets of Class R shares. This waiver may not be terminated prior to January 31, 2018 without the prior approval of the Fund's Board of Directors.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
To enroll in e-delivery, go to pgiminvestments.com/edelivery
MF168A

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$649	$860	$1,087	$1,740	$649	$860	$1,087	$1,740
Class B	$676	$845	$1,039	$1,769	$176	$545	$939	$1,769
Class C	$276	$545	$939	$2,041	$176	$545	$939	$2,041
Class R	$125	$443	$784	$1,747	$125	$443	$784	$1,747
Class Z	$75	$233	$406	$906	$75	$233	$406	$906
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. We seek investments whose price will increase over the long term. We normally invest at least 65% of our total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization and that we believe have above-average growth prospects. These companies are generally considered medium- to large-capitalization companies. They tend to have a unique market niche, a strong new product profile or superior management. Equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities. We consider selling or reducing a stock position when, in the opinion of the portfolio managers, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.
In deciding which stocks to buy, we use what is known as a growth investment style. This means we invest in stocks we believe could experience superior sales or earnings growth, or high returns on equity and assets.
Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Growth Style Risk. The Fund's growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.
Market Capitalization Risk. The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and medium-sized companies are less stable than the prices of large company stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Market Events Risk. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in foreign and US markets. This market volatility, in addition to reduced liquidity in credit and fixed-income markets, may adversely affect issuers worldwide. Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time. This environment could make identifying investment risks and opportunities especially difficult for the subadviser.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

More information about the risks of investing in the Fund appears in the section of the Prospectus entitled “More Information About the Fund’s Principal and Non-Principal Investment Strategies, Investments and Risks.”
Performance. The following bar chart shows the Fund's performance for Class A shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

Best Quarter:		Worst Quarter:
19.14%	1st Quarter 2012	-21.21%	4th Quarter 2008

1 These annual total returns do not include deductions for sales charges or account fees. If the sales charges and/or account fees were included, the annual total returns would be lower than those shown. The return for Class A shares from January 1, 2016 to September 30, 2016 was 0.54%.
Average Annual Total Returns % (including sales charges) (as of 12-31-15)
Return Before Taxes	One Year	Five Years	Ten Years
Class B shares	4.98%	13.09%	7.20%
Class C shares	9.01%	13.21%	7.21%
Class R shares	10.57%	13.79%	7.77%
Class Z shares	11.10%	14.35%	8.26%

Class A Shares % (including sales charges)
Return Before Taxes	4.71%	12.72%	7.34%
Return After Taxes on Distributions	3.11%	11.89%	6.95%
Return After Taxes on Distribution and Sale of Fund Shares	4.00%	10.12%	5.94%
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
Index % (reflects no deduction for fees, expenses or taxes)
Russell 1000 Growth Index	5.67%	13.53%	8.53%
S&P 500 Index	1.39%	12.55%	7.30%

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Large-Cap Growth Funds Average	5.26%	12.27%	7.54%
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Michael A. Del Balso	Managing Director	May 2000
		Kathleen A. McCarragher	Director and Managing Director	February 1999
		Spiros “Sig” Segalas	Director, President and CIO	February 1999
BUYING AND SELLING FUND SHARES
	Minimum Initial Investment	Minimum Subsequent Investment
Fund shares (most cases)*	$2,500	$100

	Minimum Initial Investment	Minimum Subsequent Investment
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50
*Note: Class B shares are closed to new purchases. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgiminvestments.com
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